UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ( X )
Filed by a Party other than the Registrant (  )

Check the appropriate box:

(   )           Preliminary Proxy Statement
(   )           Confidential, for Use of the Commission Only (as permitted by
 Rule 14a-6(e)(2))
(X)           Definitive Proxy Statement
(   )           Definitive Additional Materials
(   )           Soliciting Material Pursuant to Section 240.14a-12

NETWORK CN INC.
-----------------------------------------------
(Name of Registrant as Specified In Its Charter)

------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)           No fee required.
(   )           Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

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            2)           Aggregate number of securities to which transaction applies:
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            5)           Total fee paid:

(   )           Fee paid previously with preliminary materials.
(   )           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)           Amount Previously Paid:
            2)           Form, Schedule or Registration State No.:
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            4)           Date Filed:

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2007

October 17, 2007

Dear Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Network CN Inc. (the “Company”, “we”, “our” or  “Network CN”), which will be held at the Company’s offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Monday, November 19, 2007, at 10:00 a.m. (Australian Western Standard Time, also known as Chinese Standard Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are three specific items for which you are being asked to vote: (i) the election of a full slate of nine (9) directors to the Board of Directors of the Company; (ii) ratification of appointment of the Company’s independent registered public accounting firms for the fiscal year ending on December 31, 2007 and (iii) approval of the Company’s 2007 Stock Option/Stock Issuance Plan. The Board of Directors recommends that you vote “FOR” the nine (9) individuals nominated, “FOR” ratification of the independent registered public accounting firms and “FOR” approval of the Company’s 2007 Stock Option/Stock Issuance Plan.  Included with the Proxy Statement is a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. We encourage you to read the Form 10-KSB. It includes our audited financial statements and information about our operations, markets, products and services.

You can vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or via facsimile. Returning the proxy card by mail or by facsimile will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about how to vote by proxy. Please read it carefully.

You are entitled to attend the annual meeting only if you were a Network CN Inc. stockholder as of the close of business on October 5, 2007 or hold a valid proxy for the annual meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 5, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting. We hope that you can attend the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Daley Mok, at (852) 2833-2186. Thank you for your continued support of Network CN Inc.

Very truly yours,

/s/ Godfrey Hui
Godfrey Hui
Chief Executive Officer

This Proxy Statement is dated October 17, 2007 and is being first mailed to stockholders of Network CN Inc. on or about October 19, 2007.

21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
Tel : (852) 2833 2186       Fax : (852) 2295 6977
www.ncnincorporated.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2007

October 17, 2007

To the Holders of Common Stock of NETWORK CN INC.:

NOTICE IS HEREBY given that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Network CN Inc. (the “Company”) will be held at the Company’s offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Monday, November 19, 2007, at 10:00 a.m. (Australian Western Standard Time, also known as Chinese Standard Time) for the following purposes:

1)	To elect nine (9) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2008, and until their respective successors are duly elected and qualified;

2)
To ratify the appointment of Webb & Company, P.A., Certified Public Accountants, independent registered public accounting firm, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2007, and Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the financial statements of the Company’s subsidiary NCN Group Limited and subsidiaries for the fiscal year ending December 31, 2007;

3)	To approve the 2007 Stock Option/Stock Issuance Plan; and

4)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 5, 2007 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of such stockholders will be available at the Company’s executive offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, for ten days before the Annual Meeting.

Your Board of Directors recommends that you vote “FOR” the nominees for the Board, “FOR” the ratification of the appointment of Webb & Company, P.A., Certified Public Accountants,independent registered public accounting firm, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2007, and Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the financial statements of the Company’s subsidiary NCN Group Limited and subsidiaries for the year ending December 31, 2007, and “FOR” approval of the 2007 Stock Option/Stock Issuance Plan.

You are encouraged to vote by signing, dating and either mailing or faxing your proxy card to Holladay Stock Transfer at 480-481-3941. Instructions for voting by any of these methods are set forth on the proxy card. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daley Mok
Daley Mok
Corporate Secretary

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
Tel : (852) 2833 2186       Fax : (852) 2295 6977
www.ncnincorporated.com

NETWORK CN INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held November 19, 2007

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held November 19, 2007

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Monday, November 19, 2007, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Monday, November 19, 2007, at 10:00 a.m. (Australian Western Standard Time, also known as Chinese Standard Time). Copies of this Proxy Statement and of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, or by download online at www.ncnincorporated.com. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such Annual Report, which provide additional important information concerning the Company. This Proxy Statement and the related Proxy Forms are being first mailed to stockholders of Network CN Inc. on or about October 17, 2007.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?
A:	To vote on the following proposals:
• To elect nine (9) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2008, and until their respective successors are duly elected and qualified; and

•  To ratify the appointment of Webb & Company, P.A., Certified Public Accountants, independent registered public accounting firm, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2007, and Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the financial statements of the Company’s subsidiary NCN Group Limited and subsidiaries for the fiscal year ending December 31, 2007;

• To approve the 2007 Stock Option/Stock Issuance Plan; and
• To transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:	What are the Board of Directors’ recommendations?

A:	The Board recommends a vote:

• FOR the election of the nine (9) nominees as directors;

•  FOR the ratification of the appointment of Webb & Company, P.A., Certified Public Accountants, independent registered public accounting firm, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2007, and Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the financial statements of the Company’s subsidiary NCN Group Limited and subsidiaries for the fiscal year ending December 31, 2007;

• FOR the approval of the 2007 Stock Option/Stock Issuance Plan; and
• FOR or AGAINST other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Q:	Who is entitled to vote at the meeting?

A:
Stockholders Entitled to Vote.  Stockholders who our records show owned shares of Network CN as of the close of business on October 5, 2007 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 69,151,608 shares of Common Stock issued and outstanding, which were held of record by approximately 210 stockholders. The stock transfer books will not be closed between the Record Date and the date of the meeting. As of the Record Date, we had no shares of Preferred Stock outstanding. Each share of Network CN Common Stock is entitled to one vote.

Registered Stockholders.  If your shares are registered directly in your name with Network CN’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Network CN. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	Can I attend the meeting in person?

A:
You are entitled to attend the annual meeting only if you were a Network CN Inc. stockholder as of the close of business on October 5, 2007 or hold a valid proxy for the annual meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 5, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.

Q:	How can I vote my shares?

A:	Registered Stockholders: Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:
• By Mail. Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided;
• By Fax. Complete, sign and date the enclosed proxy card and fax to Holladay Stock Transfer at 480-481-3941;
Please note that voting facilities for registered stockholders will close at 12:00 p.m. Pacific Time on November 18, 2007

Street Name Stockholders:  If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:
• By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

•  By Methods Listed on Voting Instruction Card.  Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

•  In Person With a Proxy from the Record Holder.  A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	If I sign a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. You should sign and return all proxies and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	Can I change my vote?

A:
You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise Daley Mok, the Company’s Corporate Secretary, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver later dated and signed proxy instructions.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:	How are votes counted?

A:
The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented in person or by proxy at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold shares of Network CN common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote”. All shares of Network CN common stock represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

Q:	Who will tabulate the votes?

A:	Network CN will designate Benedict Fung as the Inspector of Election who will tabulate the votes.

Q:	Who is making this solicitation?

A:	This proxy is being solicited on behalf of Network CN’s Board of Directors.

Q:	Who pays for the proxy solicitation process?

A:
Network CN will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We do not plan to retain a solicitor to assist with the solicitation.  We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our bylaws. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2008 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Chinese Standard Time) no later than the 90th day, and not earlier than the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2008 Annual Meeting must be received by Daley Mok, Corporate Secretary, on or after Thursday, June 19, 2008, and prior to 5:00 p.m. (Chinese Standard Time) on Monday July 21, 2008 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.  Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice. A copy of the relevant bylaw provision is available upon written request to Network CN Inc. at Corporate Secretary at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. You can also access our SEC filings, including our Annual Report on Form 10-KSB, on our website at www.ncnincorporated.com. The information on our website is not a part of this Proxy Statement.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?

A:
If you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our Annual Report on Form 10-KSB and Proxy Statement). If you wish to receive a separate Proxy Statement at this time, please request the additional copy by contacting our transfer agent, Holladay Stock Transfer by telephone at 480-481-3940, or by facsimile at 480-481-3941.

You may also request to receive a separate Annual Report and a separate Proxy Statement by email at info@ncnincorporated.com or by writing to: Network CN, Inc, 21st Floor, Chinachem Century Tower ,178 Gloucester Road, Wanchai, Hong Kong

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Holladay Stock Transfer, by telephone at 480-481-3940, or by facsimile at 480-481-3941, if you have lost your stock certificate or need to change your mailing address.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors is presently composed of nine (9) members: Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak and Ronglie Xu.  Mr. Hui serves as Chairman of the Board of Directors.  There are no family relationships between any director and executive officer.

The Board of Directors held twelve (12) meetings during fiscal year 2006, all of which were special meetings. Each director attended at least 75% of the aggregate number of meetings of our Board of Directors .

Information About the Directors

Set forth below is information regarding our directors as of October 5, 2007:

Name	Age	Position	Director Since
Godfrey Hui	47	Chief Executive Officer and Chairman of the Board	2002
Daley Mok	47	Chief Financial Officer, Corporate Secretary and Director	2006
Daniel So	57	Managing Director and Vice Chairman	2005
Stanley Chu	30	General Manager and Director	2006
Joachim Burger	64	Director	2007
Gerd Jakob	50	Director	2007
Edward Lu	35	Director	2007
Peter Mak	46	Director	2007
Ronglie Xu	76	Director	2007

Godfrey Hui has been a Director and the Chief Executive Officer of the Company since April 2002. Mr. Hui began his career in the hotel industry in 1985. He has worked for several international and regional hotel groups and has become one of the top hotel professionals in the Greater China Area. From November 1998 through March 2000, Mr. Hui was responsible for management and financial issues at Hopewell Holdings Limited, where he worked in various capacities including Director of Operations, Finance and Development of the Hotel Division, Executive Assistant to the Chairman, Chairman of the Executive Committee, and Group Financial Controller of Hopewell Holdings Limited. From June 1993 through November 1998, Mr. Hui was involved in hotel management for Mega Hotels Management Limited, where he served as Director of Finance, Development and Operations. Mr. Hui holds a bachelor’s degree in business management and a master’s degree in finance and investment.

Daley Mok joined the Company on January 3, 2006. He was appointed as Chief Financial Officer on March 23, 2006 and Director on September 25, 2006. Prior to joining the Company, Dr. Mok served as Director of DM Services, a business consulting firm from March 2001 to January 2006. Dr. Mok started his career in auditing with Peat Marwick, before progressing to the commercial field. Having worked in Hong Kong and Australia, Dr. Mok has gathered over twenty years experience in multinational companies including the Swire Group, the CLP Group, Digital Equipment Corporation, CDH Properties, the Grosvenor Shaw Group and the Grass Valley Group. Dr. Mok is a qualified accountant with memberships in the Hong Kong Institute of Certified Public Accountants and CPA Australia. He holds a doctoral degree in business administration, as well as a master’s degree in international business law.

Daniel So has been a Director of the Company since December 28, 2005. Mr. So was appointed as the Managing Director of the Company on June 27, 2006. Mr. So started his career in China in early 1980 when the country just began economic reform. His career spans a very diverse area of interests covering semiconductor, electronics, computer manufacturing, computer applications, software and system development, telecommunication, datacom, medical and health, retail and property development. He was the CEO of Wangfujing Plaza and ChangAn Wangfujing Building in Beijing which are developments in the heart of Beijing, as well as the Vice Chairman and founder of the Chess Technology Group. Mr. So holds a zoology degree from Washington State University.

Stanley Chu joined the Company as Director on May 3, 2006 and was appointed as General Manager on June 27, 2006. Mr. Chu worked in various commercial banks in San Francisco before returning to Asia. In 2004, Mr. Chu joined Librett Group in Beijing as Vice President in Business Development. He was responsible for identifying profitable projects, bringing in investors/funds to potential projects, maximizing investors’ return by implementing dynamic business strategies and acquiring companies or projects with outstanding growth potential. During the time in Beijing, Mr. Chu was involved in many potential investment projects throughout China including real estate projects, retail operation & franchising, food & beverage franchising, brand building & value adding, and consultation services in funding & investment banking. Mr. Chu graduated from the University of San Francisco with a bachelor of science degree in international business.

Joachim Burger was appointed to the Company’s Board on September 1, 2007. Mr. Burger is the CEO of Lingnan Huayuan Hospitality Co. Ltd. Mr. Burger has more than 35 years of experience developing and operating hotels in Europe and Asia. His career in the hospitality industry began in 1964 in Germany when he graduated from Bad Reichenhall Hotel Training School in Austria. Mr. Burger has worked for a number of luxury hotels and restaurants across Europe and Asia and for Hilton Hotels in Bangkok, Manila, Guam and the Philippines. In a career spanning more than three decades and three continents, Mr. Burger has created and developed a number of large hotels, restaurants and commercial projects in Asia. In 2000, Mr. Burger completed the Advance Management Program at Cornell University to prepare himself for the new challenges of the 21st Century.

Gerd Jakob was appointed to the Company’s Board on September 1, 2007. Dr. Jakob is currently the Chairman of RG Group in Frankfurt specializing in asset management and securities trading. He is also the Chairman of CONET Technologies AG, a company involved in the acquisition, holding, management and advisory of information technology companies, and the Chairman of TNG Energy AG, a holding company for various Russian oil and gas production companies. He is the director and founding member of SWGI Growth Fund (Cyprus) Ltd, an investment fund listed on Bermuda Stock Exchange which invests in the oil and gas sector in Russia. Dr. Jakob holds a Ph.D. degree in philosophy from Canterbury University and a master of science degree in shipping trade and finance from London City Business School.

Edward Lu was appointed to the Company’s Board on September 1, 2007. Mr. Lu is a Certified Public Accountant with over 11 years of experience in public accounting. For the last 11 years, he has been involved in numerous auditing, taxation and consulting engagements for real estate development and hotel/hospitality management projects in the U.S. His expertise extends to all areas of taxation and accounting affecting individuals, trusts, partnerships, corporations and off-shore companies. Mr. Lu is a graduate of California State University of Los Angeles where he received a bachelor of science degree in accounting in 1995.

Peter Mak was appointed to the Company’s Board on September 1, 2007.  Mr. Mak is the managing director of Venfund Investment, a boutique investment bank, which he co-founded in late 2001. Prior to founding Venfund Investment, Mr. Mak was a partner of Arthur Andersen Worldwide and the managing partner of Arthur Andersen Southern China. Mr. Mak serves as an independent non-executive director and audit committee chairman of the following public companies in the U.S., Hong Kong, China and Singapore: Trina Solar Limited, China GrenTech Corp. Ltd., Dragon Pharmaceutical Inc., Shenzhen Victor Onward Textile Industrial Co. Ltd., Gemdale Industries Inc., Huabao International Holdings Ltd. and Bright World Precision Machinery Ltd. Mr. Mak is a graduate of the Hong Kong Polytechnic University and a fellow member of the Association of Chartered Certified Accountants, UK, and the Hong Kong Institute of Certified Public Accountants.

Ronglie Xu was appointed to the Company’s Board on September 1, 2007. Dr. Xu is the Deputy Chairman of the Scientific and Technical Committee in the Ministry of Construction in China, Dr. Xu is also the President of the China Civil Engineering Society, and the President of the China Construction Machinery Institute, as well as a part-time professor at Tsinghua and Tongji Universities. For the past 50 years, Dr. Xu has held executive positions in Chinese state-owned construction and engineering companies. Dr. Xu also is a foreign member of the Royal Swedish Academy of Engineering Sciences IVA and a chartered builder of the United Kingdom. In 1987 he was awarded first prize for science and technology advancements by the Chinese Ministry of Construction and in 1988 he was awarded national honors for outstanding contributions in science and technology advancements in China. Dr. Xu is widely published throughout the world.

Committees of the Board of Directors

Audit Committee. On September 1, 2007, the Board of Directors appointed an Audit Committee chaired by Peter Mak with Gerd Jakob and Edward Lu as committee members. The Audit Committee is governed by a charter, which was adopted on September 10, 2007. A current copy of the charter is available on our corporate website at www.ncnincorporated.com.

Audit Committee Financial Expert. Our Board of Directors has determined that Gerd Jakob , Edward Lu and Peter Mak qualify as “audit committee financial expert” as defined in Item 401(e) of Regulation S-B. Each member of the Audit Committee is “independent” as defined under the rules of the American Stock Exchange.

Nominating Committee. On September 1, 2007, the Board of Directors appointed a Nominating Committee chaired by Joachim Burger with Edward Lu and Ronglie Xu as committee members. The Nominating Committee is governed by a charter, which was adopted on September 10, 2007. A current copy of the charter is available on our corporate website at www.ncnincorporated.com.

Remuneration Committee. On September 1, 2007, the Board of Directors appointed a Remuneration Committee chaired by Ronglie Xu with Joachim Burger and Gerd Jakob as committee members. The Remuneration Committee is governed by a charter, which was adopted on September 10, 2007. A current copy of the charter is available on our corporate website at www.ncnincorporated.com.

Board of Directors Independence. Our Board of Directors consists of nine members. The Company has adopted the independence standards promulgated by the American Stock Exchange. Based on these standards, the Board has determined that five of the members of the Board of Directors are “independent” as defined under the rules of the American Stock Exchange.

Code of Business Conduct and Ethics. A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements, (c) compliance with applicable laws, rules and regulations, (d) the prompt reporting violation of the code and (e) accountability for adherence to the Code. We are not currently subject to any law, rule or regulation requiring that we adopt a Code of Ethics However, we have adopted a code of ethics that applies to our principal executive officer, chief financial officer, principal accounting officer or controller, or persons performing similar functions. Such code of ethics is available our corporate website at www.ncnincorporated.com.

Director Compensation

No compensation was paid or payable to the members of the board of directors for their services as directors of the Company in 2006.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of October 5, 2007, regarding the beneficial ownership of our common stock, (a) each stockholder who is known by the Company to own beneficially in excess of 5% of our outstanding common stock; (b) each director known to hold common stock; (c) the Company’s chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership is based upon 69,151,608 shares of common stock outstanding as of October 5, 2007. Unless otherwise identified, the address of the directors and officers of the Company listed above is 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS OF STOCK OUTSTANDING

Officers and Directors
Godfrey Hui	625,000	*
Daley Mok	50,000	*
Daniel So	-	-
Stanley Chu	-	-
Joachim Burger	-	-
Gerd Jakob	250,000	*
Edward Lu	-	-
Peter Mak	-	-
Ronglie Xu	-	-
Benedict Fung	90,000	*
All Officers and Directors as a Group (ten individuals)	1,015,000	1.5%

5% Beneficial Owners		-
Bloompoint Investment Limited	14,900,000	21.5%
Room 1607, ING Tower, 308 Des Voeux Road, Central, Hong Kong
 * less than 1%

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Board of Directors currently consists of nine (9) directors. At each annual meeting of stockholders, directors are elected for a term of three years and until their respective successors are duly qualified and elected to succeed those directors whose terms expire on the annual meeting dates or such earlier date of resignation or removal.

Board Independence

The Board of the Directors has affirmatively determined that all of its director nominees, except Godfrey Hui, who currently serves as Network CN’s Chief Executive Officer and the Chairman of the Board, Daley Mok, who currently serves as Network CN’s Chief Financial Officer, Corporate Secretary and Director, and Daniel So, who currently serves as Network CN’s Managing Director and Vice Chairman, and Stanley Chu, who currently serves as General Manager and Director, are independent directors within the meaning set forth in the Rules of The American Stock Exchange.

Nominees

The Board of Directors approved Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak and Ronglie Xu as nominees for election at the Annual Meeting to the Board of Directors. If elected, Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak and Ronglie Xu will serve as directors until our annual meeting in 2008, and until their respective successors are qualified and elected or earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see “Information about the Directors” on page 5 of this Proxy Statement for information concerning our incumbent directors standing for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees set forth above. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors. Proxies may not be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF THESE NOMINEES.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRMS

The Board has appointed Webb & Company, P.A., Certified Public Accountants, independent registered public accounting firm, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2007, and Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the financial statements of the Company’s subsidiary NCN Group Limited and subsidiaries for the fiscal year ending December 31, 2007. The Board recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this appointment by the stockholders. Notwithstanding the appointment, the Board, in its discretion, may direct the appointment of new independent registered public accounting firms at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its appointment. The aggregate fees billed for services rendered by Webb & Company, P.A. and Jimmy C.H. Cheung & Co. during the fiscal years ended December 31, 2006 and 2005 are described below under the caption “Principal Accountant Fees and Services.” Representatives of Jimmy C.H. Cheung & Co. will be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions, however, Webb & Company, P.A. will not be present at the Meeting.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of Webb & Company, P.A. and Jimmy C.H. Cheung & Co. as our independent registered public accounting firms.  Broker non-votes will have no effect on the outcome of the vote.

Principal Accountant Fees and Services

Webb & Company, P.A., Certified Public Accountants, and Jimmy C.H. Cheung & Co., Certified Public Accountants have audited our financial statements for fiscal years 2005 and 2006. The following table shows the fees that we paid or accrued for the audit and other services provided by Webb & Company, P.A., and Jimmy C.H. Cheung & Co,. for the fiscal years ended December 31, 2006 and 2005.

Fee Category	Fiscal 2006	Fiscal 2005
Audit Fees	$105,427	$36,462
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our annual and quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services by the independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category include services relating to our registration statement and consultation regarding our correspondence with the SEC.

Tax Fees

This category consists of professional services rendered for tax compliance and tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE RATIFICATION OF APPOINTMENT OF
WEBB & COMPANY, P.A., CERTIFIED PUBLIC ACCOUNTANTS AND
JIMMY C.H. CHEUNG & CO.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.

PROPOSAL THREE:

APPROVAL OF THE 2007 STOCK OPTION/STOCK ISSUANCE PLAN

The Company's stockholders are being asked to approve the Network CN Inc. 2007 Stock Option/Stock Issuance Plan (the "2007 Plan"). The Board of Directors of the Company unanimously approved the 2007 Plan on February 28, 2007. The principal provisions of the 2007 Plan are summarized below. This summary is qualified in its entirety by reference to the actual 2007 Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

Summary of the 2007 Plan

Purpose. The purpose of the 2007 Plan is to promote the interests of the Company, by providing eligible persons employed by or serving the Company or any subsidiary or parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to continue in such employ or service.

Administration of the Plan. The 2007 Plan may be administered by either the Board of Directors or, at the discretion of the Board, a committee of the Board (the “Administrator”). The Administrator has broad discretion and authority in administering the 2007 Plan, including the right to reduce the exercise price of any option, or to accelerate vesting.

Types of Awards. The Administrator may authorize the following types of awards under the 2007 Plan: (1) the grant of “incentive” stock options which are options intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (“ISOs”); and (2) the grant of options which do not meet those requirements (“Non-Qualified Options”).

Eligible Participants. All employees, directors, consultants and advisors of the Company and any of its subsidiaries are eligible to receive awards under the 2007 Plan.

Shares Subject to the Plan. We may issue up to 7,500,000 shares of our Common Stock pursuant to the 2007 Plan. Any share subject to an option that terminates or expires without being exercised becomes available for future awards under the 2007 Plan. No eligible person shall be granted options during any twelve-month period covering shares of common stock with the aggregate fair market value of more than $100,000.

Terms and Conditions of Options. The exercise price of any option, may not be less than the fair market value of the Common Stock on the date of grant (110% of the fair market value for options granted to 10% stockholders). No option may be exercised more than 10 years after the date of grant (five years with respect to options granted to 10% stockholders). No option may be transferred or assigned without the consent of the Administrator except by will or the laws of descent and distribution. The exercise price of options may be paid in cash or, with the consent of the Administrator, by a full recourse promissory note, delivery of other shares of Common Stock (including shares acquired upon exercise of the related options), or by cashless exercise, to the extent and subject to applicable regulations.

Amendments to the Plan. The Board may amend, alter, suspend or discontinue the Plan at any time. No amendment, alteration, suspension or discontinuance requires stockholder approval unless such approval is required to preserve incentive stock option treatment for federal income tax purposes or the Board otherwise concludes that stockholder approval is advisable or required by law.

Termination of the Plan. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

Certain U.S. Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2007 Plan based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

General. A recipient of an award of options under the 2007 Plan realizes no taxable income at the time of grant.

Incentive Stock Options. The holder of an ISO does not recognize taxable income upon exercise of the ISO. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and at least two years from the grant of the ISO. Assuming compliance with this and other applicable tax provisions, the holder will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If a holder disposes of shares acquired by exercise of an ISO before the expiration of the above-noted periods, the gain arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that the lesser of (i) the fair market value of the shares on the date the ISO was exercised or (ii) the amount realized upon such disposition exceeds the exercise price. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an ISO, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Nonqualified Options. The holder of a Non-Qualified Option recognizes ordinary income at the time of the exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income is subject to payroll tax withholding if the holder is an employee. When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

Deduction to the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable.

Outstanding Options

              All awards to directors, executive officers, employees and consultants are made at the discretion of the Administrator of the 2007 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2007 Plan are not determinable at this time. The following table is for illustrative purposes only and provides certain summary information concerning equity awards made in fiscal 2007.

Name and Position		Dollar Value	Number of Units
Godfrey Hui	Chief Executive Officer	N/A	225,000
Daniel So	Managing Director	N/A	217,260
Daley Mok	Chief Financial Officer	N/A	75,000
Benedict Fung	President	N/A	90,000
			607,260

THE BOARD OF DIRECTOR UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE APPROVAL OF THE
2007 STOCK OPTION/STOCK ISSUANCE PLAN

EXECUTIVE COMPENSATION

The table below sets forth information concerning compensation paid to the executive officers of the Company in 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Godfrey Hui, Chief Executive Officer	2006	$107,692	$79,487	$23,400	(1)	$1,538	(2)	$16,923	(3)	$229,040
Daniel So, Managing Director	2006	$44,872	$37,286	$44,793	(1)	$1,538	(2)	$—	(3)	$128,489
Daley Mok, Chief Financial Officer and Corporate Secretary	2006	$76,923	$19,231	$7,800	(1)	$1,538	(2)	$—	(3)	$105,492

(1) Mr. Hui received 150,000 shares of common stock of the Company in 2006 pursuant to the terms of his employment agreement. Mr. So received 117,260 shares of common stock of the Company in 2006 pursuant to the terms of his employment agreement. Dr. Mok received 50,000 shares of common stock of the Company in 2006 pursuant to the terms of his employment agreement.

(2) Contribution paid by the Company into a mandatory pension fund for the benefit of the directors.

(3) Tax allowance paid by the Company for personal income taxes on behalf of Mr. Hui. All other perquisites and other personal benefits received by Mr. Hui in the aggregate were less than $10,000.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the value of all equity incentive plan stock awards awarded to the Company’s officers and directors, at the fiscal year end, December 31, 2006. The Company's officers and directors had no unexercised option awards at the fiscal year end.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Godfrey Hui, Chairman of the Board and Chief Executive Officer	150,000	690,000
Daniel So, Vice Chairman and Managing Director	117,260	539,396
Daley Mok, Director and Chief Financial Officer	50,000	230,000
Benedict Fung, President	60,000	276,000
Stanley Chu, Director and General Manager	58,630	269,698

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006 with respect to compensation plans, under which securities are authorized for issuance, aggregated as to (i) compensation plans previously approved by stockholders, and (ii) compensation plans not previously approved by stockholders.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (A))
Equity compensation plans approved by security holders:		-	1,000,000(1)
Equity compensation plans not approved by security holders:	525,000 (2)	$0.938	7,500,000(1)
Total:	525,000 (2)	$0.938	8,500,000

(1) We reserved 3,000,000 shares for issuance under our 2004 Stock Incentive Plan, of which 1,000,000 are still available for issuance.   We reserved 7,500,000 shares for issuance under our 2007 Stock Option/Stock Issuance Plan.

(2) Of these options, warrants and rights, a warrant to purchase 200,000 shares of common stock was granted to a financial advisor on March 12, 2004 with an exercise price of $2.00 per share. The warrant may be exercised at any time until March 12, 2009. We agreed to register the shares underlying the warrant in our next registration statement. This warrant has not yet been exercised.  Of these options, warrants and rights, options to purchase 225,000 shares of common stock were granted to our legal counsel on February 9, 2006 with an exercise price of $0.10 per share. We agreed to register the shares underlying the options in our next registration statement. So long as our counsel’s relationship with us continues, the shares underlying the option shall vest and become exercisable in accordance with the following schedule: one-twelfth (1/12) of the shares subject to the option shall vest and become exercisable on each month anniversary of date of issuance. The option may be exercised for 120 days after termination of the consulting relationship. These options have not yet been exercised.  Of these options, warrants and rights, a warrant to purchase 100,000 shares of common stock was granted to a consultant on August 25, 2006 with an exercise price of $0.70 per share. The warrant may be exercised at any time until August 25, 2016. We agreed to register the shares underlying the warrant in our next registration statement. This warrant has not yet been exercised.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Godfrey Hui, our Chief Executive Officer, entered into a renewed employment agreement with our subsidiary NCN Group Management Limited, effective January 1, 2006, whereby Mr. Hui serves as the Chief Executive Officer of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on three months’ notice. Mr. Hui is entitled to a monthly salary of HK$70,000 ($8,974) and is eligible for an annual bonus of HK$400,000 ($51,282) after completion of one calendar year of service. Such bonus is paid on a pro-rata basis for the first calendar year from the date of employment until the end of the last day of that calendar year. Mr. Hui is also eligible to receive 150,000 shares of common stock of the Company following each of his first two full years of employment. During 2006, the Company recognized $23,400 as expense related to this stock issuance.

Daley Mok, our Chief Financial Officer and Corporate Secretary is a party to an employment agreement with our subsidiary NCN Group Management Limited, dated January 3, 2006, whereby Dr. Mok serves as the Chief Financial Officer of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one-month notice. Dr. Mok is entitled to a monthly salary of HK$50,000 ($6,410) and is eligible to be paid bonuses, from time to time, at the discretion of NCN Group Management Limited’s Board of Directors, of cash, stock or other valid form of compensation. Dr. Mok is also eligible to receive 50,000 shares of common stock of the Company following each of his first two full years of employment. During 2006 the Company recognized $7,800 as expense related to this stock issuance.

Daniel So, our Managing Director, is a party to an employment agreement with our subsidiary NCN Group Management Limited, dated June 27, 2006, whereby Mr. So serves as the Managing Director of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one-month notice. Mr. So is entitled to a monthly salary of HK$50,000 ($6,410) and is eligible for an annual bonus of HK$250,000 ($32,051) after completion of one calendar year of service. Such bonus is paid on a pro-rata basis for the first calendar year from the date of employment till the end of the last day of that calendar year. Mr. So is also eligible to receive 200,000 shares of common stock of the Company following each of his first two full years of employment. During 2006, the Company recognized $44,793 as expense related to this stock issuance.

Benedict Fung, our President – Corporate Development, is a party to an employment agreement with our subsidiary NCN Group Management Limited, dated January 3, 2006, whereby Mr. Fung serves as the President – Corporate Development of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one-month notice. Mr. Fung is entitled to a monthly salary of HK$40,000($5,128) and is eligible to be paid bonuses, from time to time, at the discretion of NCN Group Management Limited’s Board of Directors, of cash, stock or other valid form of compensation. Mr. Fung is also eligible to receive 60,000 shares of common stock of the Company following each of his first two full years of employment. During 2006, the Company recognized $9,360 as expense related to this stock issuance.

Stanley Chu, our General Manager, is a party to an employment agreement with our subsidiary NCN Group Management Limited, dated June 27, 2006, whereby Mr. Chu serves as the General Manager of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one-month notice. Mr. Chu is entitled to a monthly salary of HK$35,000 ($4,487) and is eligible for an annual bonus of HK$100,000 ($12,821) after completion of one calendar year of service. Such bonus is paid on a pro-rata basis for the first calendar year from the date of employment till the end of the last day of that calendar year. Mr. Chu is also eligible to receive 100,000 shares of common stock of the Company following each of his first two full years of employment. During 2006, the Company recognized $22,397 as expense related to this stock issuance.

Effective January 1, 2007, the employment contracts of all the foregoing officers were revised such that no officers would be entitled to any bonus shares. Instead, all officers are eligible to participate in the Company’s 2007 Stock Option/Stock Issuance Plan.

On July 23, 2007, NCN Group Management Limited entered into Executive Employment Agreements (the “Agreements”) with Mr. Hui, Dr. Mok, Mr. So, Mr. Fung, and Mr. Chu effective July 1, 2007.

Pursuant to the Agreements, Mr. Hui shall receive a monthly base salary of HK$120,000, Dr. Mok shall receive a monthly base salary of HK$70,000, Mr. So shall receive a monthly base salary of HK$80,000, Mr. Fung shall receive a monthly base salary of HK$70,000, and Mr. Chu shall receive a monthly base salary of HK$50,000.

Also pursuant to the Agreements, each Executive shall receive a grant of the Company’s common stock subject to annual vesting over five years in the following amounts:  Mr. Hui, 2,000,000 shares; Dr. Mok, 1,500,000 shares; Mr. So, 2,000,000 shares; Mr. Fung, 1,200,000 shares and Mr. Chu, 1,000,000 shares.

Other than as described above, we have no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any executive officer or director of the Company, which would in any way result in payments to any such person because of his resignation, retirement or other termination of employment with the Company, any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial written representation statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file. We believe that, during fiscal 2006, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to Network CN and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two fiscal years, we have not entered into any material transactions or series of transactions that would be considered material in which any officer, director or beneficial owner of 5% or more of any class of our capital stock, or any immediate family member of any of the preceding persons, had a direct or indirect material interest. There are transactions presently proposed, except as follows:

During the fiscal years ended December 31, 2006 and 2005, the Company received $100,478 and $448,027, which accounted for 47% and 50% of revenues from hotel management, respectively, from two properties managed by the company owned by the Company’s Joint Venture Partner.

During the fiscal years ended December 31, 2006 and 2005, the Company paid rent of $47,489 and $34,743, respectively for office premises leased from a director and stockholder.

Audit Committee Report

Our Audit Committee of the Board of Directors was recently established on September 1, 2007. Pursuant to Item 401(f) of Regulation S-B and SEC Release 33-8220, the Company is not subject to the audit committee disclosures at this time.

OTHER MATTERS

Management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and Proxy Statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate Proxy Statement, they may call our Corporate Secretary, Daley Mok, at (852) 2833-2186 or write to Network CN Inc., 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. They may also send an email to our info@ncnincorporated.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and Proxy Statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

Daley Mok
Corporate Secretary
Network CN Inc.

October 17, 2007

NETWORK CN INC.

Annual Meeting of Stockholders
Monday , November 19, 2007
10:00 a.m., Chinese Standard Time
21st Floor , Chinachem Century Tower,
178 Gloucester Road
Wanchai, Hong Kong

NETWORK CN INC.	Proxy

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Monday, November 19, 2007.

The shares of common stock you hold in your account as of record on October 5, 2007, will be voted as you specify on the reverse side.

If no choice is specified, the Proxy will be voted “FOR” items 1 and 2.

By signing the Proxy, you revoke all prior Proxies and appoint Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, , Joachim Burger, Gerd Jakob, Edward Lu, Peter Mak, and Ronglie Xu and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting or any adjournment or postponement thereof.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

 There are two ways to vote your Proxy.

VOTE BY FAX

•	Complete, sign and date the enclosed proxy card and fax front and back to Holladay Stock Transfer at 480-481-3941;

VOTE BY MAIL

•	Complete, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Network CN Inc., c/o Holladay Stock Transfer 2939 North 67th Place, Scottsdale AZ 85251.

PLEASE DETACH PROXY CARD HERE
(Mark only one box below)

1. Election of Directors

01 Godfrey Hui	__ FOR the nominees (except as marked below)
02 Daley Mok
03 Daniel So	__ WITHHOLD AUTHORITY to vote for the
04 Stanley Chu	nominees
05 Joachim Burger
06 Gerd Jakob
07 Edward Lu
08 Peter Mak
09 Ronglie Xu

(Instruction: To withhold authority to vote
for any individual nominee, print the
name(s) or number(s) of the nominee(s) on
the line provided to the right. If this Proxy
is executed in such a manner as not to
withhold authority to vote for the
election of any nominee, this Proxy shall
be deemed to grant such authority.)

2.	Ratification of the appointment of Webb & Company, P.A., Certified Public Accountants and Jimmy C.H. Cheung & Co., as the independent registered public accounting firms of the Company..

__ FOR

__ AGAINST

__ ABSTAIN

3.	Approval of the 2007 Stock Option/Stock Issuance Plan.

__ FOR

__ AGAINST

__ ABSTAIN

4.	Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted “FOR” each proposal.

Date: ___________________________________

________________________________________
Signature

________________________________________
Signature

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Address Change? Mark box and indicate changes above. ___

EXHIBIT A

2007 STOCK OPTION/STOCK ISSUANCE PLAN

NETWORK CN INC.

2007 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

       I.       PURPOSE OF THE PLAN

This Plan is intended to promote the interests of Network CN Inc. (the “Corporation”), by providing eligible persons employed by or serving the Corporation or any Subsidiary or Parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

       II.     STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

(1) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(2) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

       III.    ADMINISTRATION OF THE PLAN

A. The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee.  Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.  The initial Committee and Plan Administrator shall be the Chief Executive Officer of the Corporation; provided that he/she remains a director of the Corporation.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issued under the Plan.

C. The Plan Administrator shall have full authority to determine, (1) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (2) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. Each option grant or stock issuance approved by the Plan Administrator shall be evidenced by the appropriate documentation.

IV.   ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(1) employees;

(2) members of the Board and the members of the board of directors of any Parent or Subsidiary; and

(3) independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

       V.      STOCK SUBJECT TO THE PLAN

A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed seven million five hundred thousand (7,500,000) shares.

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation and re-grant provisions of Article Two. Unvested Shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (1) the maximum number and/or class of securities issuable under the Plan and (2) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final and binding. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

D. The grant of options or the issuance of shares of Common Stock under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

OPTION GRANT PROGRAM

       I      OPTION TERM

A. Agreement

Each option shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Non-Statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall be subject to the terms and conditions of the Plan:

B. Exercise Price.

(1) The Plan Administrator shall fix the exercise price per share, subject to any requirements of U.S. federal and state securities laws.  However, with respect to Incentive Stock Options, (a) if the option is granted to a 10% Stockholder, the exercise price per share must not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted, and (b) if the option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.  Notwithstanding the foregoing, options may be granted with a per share exercise price other than as required above pursuant to a merger or other corporate transaction.

(2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price (and any applicable withholding taxes) may also be paid as follows:

(a) in shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(b) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no Incentive Stock Option shall have a term in excess of ten years measured from the option grant date.

D. Effect of Termination of Service.

(1) The following provisions shall govern the exercise of any options granted to the Optionee that remain outstanding at the time the Optionee’s Service ceases:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then each option shall be exercisable for the number of shares subject to the option that were Vested Shares at the time the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the three month anniversary of the date Optionee’s Service ceased or (ii) the expiration date of the option.

(b) Should the Optionee cease to remain in Service by reason of death or Disability, then each option shall be exercisable for the number of shares subject to the option which were Vested Shares at the time of the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the twelve month anniversary of the date Optionee’s Service ceased or (ii) expiration date of the option.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and the option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the expiration date of the term of the option, the option shall terminate with respect to the Vested Shares.

(d) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then each outstanding option granted to the Optionee shall terminate immediately with respect to all shares.

(2) Understanding that there may be adverse tax and accounting consequences to doing so, the Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service for such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option, and/or

(b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Vested Shares for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

E. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

F. Unvested Shares. The Plan Administrator shall have the discretion to grant options that are exercisable for Unvested Shares. Should the Optionee’s Service cease while the shares issued upon the early exercise of the Optionee’s option are still unvested, the Corporation shall have the right to repurchase, any or all of those Unvested Shares at the lower of (1) the exercise price paid per share, or (2) the Fair Market Value per share on the date the Optionee’s Service ceased. Once the Corporation exercises its repurchase right, the Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any such repurchase must be made in accordance with applicable corporate law.  The Plan Administrator may set the vesting schedule, subject to applicable U.S. federal and state securities laws.

G. Limited Transferability of Options. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

       II.      INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000.

C. Term of Option Granted to a 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five years measured from the date the option is granted.

       III.     CHANGE IN CONTROL

A. The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically become Vested Shares, and each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option. However, the shares subject to an outstanding option shall not become Vested Shares on an accelerated basis if and to the extent: (1) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (2) such option is to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control and provides for subsequent payout of that spread no later than the time the Optionee would vest in those Unvested Shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of any Change in Control, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to Unvested Shares is to be held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the Change in Control transaction or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (1) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (2) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of the Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that the option shall become immediately exercisable and some or all of the shares subject to those options shall automatically become Vested Shares (and some or all of the repurchase rights of the Corporation with respect to the Unvested Shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control or another specified event, or the Optionee’s Involuntary Termination within a designated period following a specified event.

F. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to some or all of the shares held by the Optionee at the time of a Change in Control or other specified event, or the Optionee’s Involuntary Termination following a specified event, shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall become Vested Shares at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation set forth in Section II.C. of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

       IV.    CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of Common Stock.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

       I.      STOCK ISSUANCE TERMS

 A.  Stock Awards

Each stock bonus agreement and restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate.  The term and conditions as the Board shall deem appropriate.  The terms and conditions of such stock bonus and restricted stock purchase agreements may change from time to time, and the terms and conditions of separate stock bonus or restricted stock purchase agreements need not be identical, but each stock bonus and restricted stock purchase agreement shall be subject to the terms and conditions of the Plan.

B.   Purchase Price.

(1) The Plan Administrator shall fix the purchase price per share, subject to any requirements of U.S. federal and state securities laws.

(2) Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation,

(b) past services rendered to the Corporation (or any Parent or Subsidiary), or

(c) a promissory note to the extent permitted by Section I of Article Four.

C.    Vesting Provisions.

(1) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be Vested Shares or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.

 (2) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s Unvested Shares treated as if acquired on the same date as the Unvested Shares and (b) such escrow arrangements as the Plan Administrator shall deem appropriate.

(3) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(4) Should the Participant cease to remain in Service while holding one or more Unvested Shares issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Corporation shall have the right to repurchase the Unvested Shares at the lower of (a) the purchase price paid per share or (b) the Fair Market Value per share on the date Participant’s Service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchase must be made in compliance with the relevant provisions of California law.

(5) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more Unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s Service ceases or he or she attains the applicable performance objectives.

  II.      CHANGE IN CONTROL

A. Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to the Unvested Shares is held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction, or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the Unvested Shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and some or all of the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of a Change of Control or other event or the Participant’s Service is terminated by reason of an Involuntary Termination within a designated period following a Change in Control or any other specified event.

ARTICLE FOUR

MISCELLANEOUS

       I.       FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note secured by the purchased shares. The Plan Administrator, after considering the potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

       II.      FIRST REFUSAL RIGHTS

Upon the grant of options or shares, the Corporation may impose a right of first refusal with respect to any proposed disposition by the Optionee or Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

       III.     SHARE ESCROW/LEGENDS

Unvested Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Unvested Shares vest or may be issued directly to the Participant or Optionee with restrictive legends on the certificates evidencing the fact that the Participant or Optionee does not have a vested right to them.

       IV.     EFFECTIVE DATE AND TERM OF PLAN

A. The Plan shall become effective when adopted by the Board, but no Incentive Stock Options granted under the Plan may be exercised until the Corporation’s stockholders approve the Plan.  Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

       V.      AMENDMENT OR TERMINATION OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made thereunder in any or all respects. However, no such amendment or termination shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or termination. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

B. Although there may be adverse accounting consequences to doing so, options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

      VI.      USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

       VII.   WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

      VIII.   REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (A) upon the exercise of any option or (B) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

       IX.    NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a stockholder-approved merger, consolidation or other reorganization in which securities representing more than 50% of the total combined voting power of the Corporation’s outstanding securities are beneficially owned, directly or indirectly, by a person or persons different from the person or persons who beneficially owned those securities immediately prior to such transaction;

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13-d3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control. In no event shall a merger of the Corporation’s Parent with the Corporation constitute a Change in Control.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of one or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean Network CN Inc., a Delaware corporation, or the successor to all or substantially all of the assets or the voting stock of Network CN Inc. which has assumed the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option has been exercised in accordance with the applicable option documentation.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on the NASDAQ Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the sales prices of the Common Stock is at the time quoted in the over-the-counter market on the electronic bulletin board, the last reported sales price or, if no such price is reported for such security, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, is such date was not a trading day for such security, on the next preceding date that was a trading day.

(iv) If the Common Stock is at the time neither listed on any stock exchange or the NASDAQ Stock Market or quoted in the over-the-counter market on the electronic bulletin board or in the “pink sheets” by the National Quotation Bureau, Inc., then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate but shall be determined without regard to any restriction other than a restriction which, by its term will never lapse.

K. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (B) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation or any Parent or Subsidiary employing the individual, or (C) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected without the individual’s written consent.

M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Corporation and the Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the Network CN Inc. 2007 Stock Option/Stock Issuance Plan, as set forth in this document.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

X. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Y. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Z. 10% Stockholder shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AA. Unvested Shares shall mean shares of Common Stock which have not vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s repurchase right.

BB. Vested Shares shall mean shares of Common Stock which have vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s repurchase right.